UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-02021

Deutsche Securities Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2014

ITEM 1.	REPORT TO STOCKHOLDERS

December 31, 2014

Annual Report

to Shareholders

Deutsche Communications Fund

(formerly DWS Communications Fund)

Contents
3 Letter to Shareholders
4 Portfolio Management Review
10 Performance Summary
12 Investment Portfolio
16 Statement of Assets and Liabilities
18 Statement of Operations
20 Statement of Changes in Net Assets
21 Financial Highlights
25 Notes to Financial Statements
37 Report of Independent Registered Public Accounting Firm
38 Information About Your Fund's Expenses
39 Tax Information
40 Advisory Agreement Board Considerations and Fee Evaluation
45 Board Members and Officers
50 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obt ain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. The fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

From an economic standpoint, the view seems brighter than it has been for several years. Multiple signs suggest sustainable growth, at least for the near term. Our economists at Deutsche Asset & Wealth Management confirm that they expect the global economy to accelerate in 2015, led by the United States and China.

That is heartening news. Yet one cannot ignore the complexities of an increasingly interconnected global economy. Low oil prices, a stronger employment picture and consumer spending bode well for the domestic economy, at least in the short term. Yet sluggish growth abroad, falling commodity prices and the strong U.S dollar may be headwinds to global growth and American exports. And, as we have seen time and again, any number of factors can unexpectedly shift the markets and the overall outlook.

The take-away message amidst these mixed signals: Be prepared to stick to your long-term plan, with a portfolio that can help weather short-term fluctuations. When in doubt, or if your individual situation or objectives change, talk with a trusted financial professional before taking action.

For timely information about economic developments and your Deutsche fund investment, we hope you will visit us at deutschefunds.com. There you will find the views of our Chief Investment Officer and economists. It is a resource we are proud to offer to help keep you up-to-date and make informed decisions.

As always, we thank you for your continued investment and the opportunity to put our capabilities to work for you.

Best regards,

Brian Binder
President, Deutsche Funds
Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 11 for more complete performance information.

Investment Process
We normally focus on the securities of U.S. and foreign companies that are engaged in the research, development, manufacture or sale of communications services, technology, equipment or products. We emphasize investments in companies offering products, services and enabling technologies in a wide spectrum, from traditional communications to newer data-centric communications like the Internet and corporate networks.

Deutsche Communications Fund returned –0.69% during 2014, outperforming the –1.91% return of the MSCI World Telecom Services Index. The fund has outpaced the index on a three- and five-year basis, and it has exceeded the return of its Morningstar peer group, Communications Funds, in the three-, five- and 10-year periods ended December 31, 2014.

Communications-related shares provided a mixed performance during the past year. While certain components of the sector performed very well, the overall group lagged at a time in which investors displayed a preference for more aggressive segments of the market. This trend was reflected in the underperformance of the MSCI World Telecom Services Index relative to the 4.94% gain of the MSCI World Index. However, the past year also brought a wide dispersion of returns among communications-related shares outside the traditional telecommunications ("telecom") operators represented in the MSCI World Telecom Services Index. In particular, cable companies and certain large-cap technology stocks were among those that finished the year with favorable performance results that were superior to those of the telecom sector.

Fund Performance

Our approach seeks to identify what we believe are the best opportunities across the entire breadth of the communications sector. We can invest in the communications equipment, Internet, cable/media and wireless-tower industries, among others, and we can also invest anywhere in the world. This flexible approach has provided us with the latitude to select undervalued, growing companies outside of the domestic, mega-cap telecommunications services sector, and many of these holdings were among the top contributors to performance during 2014.

For example, three of the top contributors to fund performance in 2014 were cable companies that are not represented in the benchmark: Comcast Corp., Time Warner Cable, Inc. and Liberty Global PLC. All three stocks delivered returns well ahead of the MSCI World Telecom Services Index during the past year, as investors came to realize that fears about consumers "cutting the cord" and switching to Internet-based programming were exaggerated.

Similarly, we also generated a large contribution from our off-benchmark position in Apple, Inc. The stock lagged through mid-2013 on concerns about a perceived lack of innovation, but it rebounded strongly in 2014 due to a strong upgrade cycle for the iPhone 6. The fund's position in Cisco Systems, Inc. also had a positive impact on performance. Cisco’s business is focused on networking products that benefited from recovering demand amid the continued increase in Internet traffic, contributing to a rally in its shares during the past year.

The fund’s position in tower operators also outperformed during 2014. SBA Communications Corp. and Crown Castle International Corp. both continued to benefit from telecom providers’ effort to compete by upgrading their networks — a trend that has raised demand for "real estate" on the companies’ towers. In addition, the tower operators have been prime beneficiaries of the steady increase in data traffic.

"The rapidly changing industry landscape means that the roster of companies that stand to emerge as potential winners is in constant flux."

On the negative side, Sprint Corp. was the largest individual detractor from performance. While the stock represents only a small overweight in the fund, it nonetheless had a meaningful impact on our results due to the extent of its decline. The stock suffered due to rising competitive pressure in the U.S. market, as it faced a battle for market share against two larger competitors (AT&T, Inc. and Verizon Communications, Inc.), as well as one that has taken a very aggressive approach with regard to pricing (T-Mobile U.S., Inc.).

We also lost out on some relative performance through our underweight position in Orange SA, France’s largest telecom operator. The competitive landscape in Europe proved to be more favorable than we expected, and the company benefited from both rising data traffic and the prospects for rising merger and acquisition activity in the region’s telecom sector. Our overweight position in ARM Holdings PLC, a semiconductor design company that saw its royalty income affected by stronger sales for cheaper phones (and thus less expensive chips), also detracted from fund performance in 2014.

The fund held derivatives during the period, which had a modest positive impact on performance. The fund owned futures contracts on some major U.S. stock indices in lieu of cash. These investments enabled the fund to gain exposure to the strong performance of the global equity markets in the past year, rather than settling for yields of next to nothing in cash.

The fund was also helped by our decisions with regard to the two major U.S. legacy carriers, AT&T, Inc. and Verizon Communications, Inc. We entered the year with an underweight in the two stocks, but we boosted our allocation early in the period on the belief that U.S. telecoms faced more favorable market conditions than their global peers. Later in the year, however, we reduced the fund’s weightings in domestic telecoms due to the increasingly fierce competition in the U.S. market and the uncertainty created by the reopening of the net neutrality debate. For the year, we have been net buyers of European telecom stocks such as BT Group PLC, Orange SA, Swisscom AG and Koninklijke (Royal) KPN NV. We believed that investor interest in the European telecom sector would rise as the regulatory environment in the region became more benign and the potential for industry consolidation improved. As of December 31, 2014, 32% of the portfolio was invested in Europe.

Outlook and Positioning

Our strategy remains founded on the belief that a selective approach is necessary with regard to the communications sector. The rapidly changing industry landscape means that the roster of companies that stand to emerge as potential winners is in constant flux. In addition, the evolution of the regulatory landscape creates potential opportunities — and challenges — for companies operating in various geographies. We therefore continued to rely on our intensive fundamental research process to identify what we believe are the most compelling investment ideas in this diverse and dynamic sector.

Ten Largest Equity Holdings at December 31, 2014 (63.7% of Net Assets)
1. AT&T, Inc. An integrated telecommunications company	12.3%
2. Verizon Communications, Inc. An integrated telecommunications company	11.7%
3. Comcast Corp. A global media and communications company with two primary businesses: Comcast Cable and NBCUniversal	7.8%
4. Vodafone Group PLC Provides a range of mobile telecommunication services	7.2%
5. BT Group PLC Provider of telecommunication services in the U.K. to both consumers and businesses	5.2%
6. Deutsche Telekom AG An integrated telecommunications company based in Germany	5.0%
7. Telefonica SA Provider of telecommunication services to European and Latin American countries	4.5%
8. SOFTBANK Corp. Provides telecommunication services in Japan and is the majority owner of the wireless carrier Sprint in the U.S.	3.5%
9. Apple, Inc. Designs, manufactures and markets personal computing and mobile communication devices	3.3%
10. Time Warner Cable, Inc. Provider of cable television and of communication services	3.2%
Portfolio holdings and characteristics are subject to change.
For more complete details about the fund's investment portfolio, see page 12. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 50 for contact information.

We structured the portfolio to reflect our belief that even if the broader telecom sector underperforms, certain companies can benefit from important underlying trends such as cloud applications, mobile telephony, the build-out of broadband networks, enterprises’ expanding use of data analytics and the growing number of ways to connect to the Internet, among others. While communications-related shares provided a mixed performance in 2014, we believe trends such as these can give rise to stock-specific opportunities.

Portfolio Management Team

Walter Holick, Director

Lead Portfolio Manager of the fund. Began managing the fund in 2010.

— Joined Deutsche Asset & Wealth Management in 1990 as fund manager for global equities: technology, telecommunication services and media.

— Senior Fund Manager for Global Equities focused on the Telecommunications, Media and Technology Sectors based in Frankfurt.

— Master of Social Science in Money, Banking and Finance, University of Birmingham, UK; Diplom-Kaufmann (German Master's degree in business and economics), J.W. Goethe-Universität, Frankfurt.

Frederic L. Fayolle, CFA, Director

Portfolio Manager of the fund. Began managing the fund in 2010.

— Joined Deutsche Asset & Wealth Management in July 2000 after 10 years of experience with Philips Electronics in the USA with responsibility for Philips's CRT display industry research for North America.

— Senior Equity Portfolio Manager focused on the Technology sector based in Frankfurt.

— MS in Engineering, University of Michigan; MS in Engineering, Ecole Centrale Paris; MBA with finance concentration, University of Michigan Business School.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Morgan Stanley Capital International (MSCI) World Telecom Services Index is an unmanaged index that tracks telecom securities from around the world. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index that tracks the performance of stocks in select developed markets around the world, including the U.S.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

The Morningstar Communications Funds category consists of funds whose portfolios concentrate on telecommunications and media companies of various kinds. Most invest in some combination of cable television, wireless-communications and communications-equipment firms, as well as traditional phone companies. A few favor entertainment firms, mainly broadcasters, film studios, publishers and online service providers.

Overweight means the fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the fund holds a lower weighting.

Performance Summary December 31, 2014 (Unaudited)
Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 12/31/14
Unadjusted for Sales Charge	–0.69%	12.88%	5.14%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–6.40%	11.55%	4.52%
MSCI World Index†	4.94%	10.20%	6.03%
MSCI World Telecom Services Index††	–1.91%	8.75%	5.28%
Class B	1-Year	5-Year	10-Year
Average Annual Total Returns as of 12/31/14
Unadjusted for Sales Charge	–1.47%	12.03%	4.39%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	–4.40%	11.90%	4.39%
MSCI World Index†	4.94%	10.20%	6.03%
MSCI World Telecom Services Index††	–1.91%	8.75%	5.28%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 12/31/14
Unadjusted for Sales Charge	–1.44%	12.03%	4.35%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–1.44%	12.03%	4.35%
MSCI World Index†	4.94%	10.20%	6.03%
MSCI World Telecom Services Index††	–1.91%	8.75%	5.28%
Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 12/31/14
No Sales Charges	–0.44%	13.17%	5.41%
MSCI World Index†	4.94%	10.20%	6.03%
MSCI World Telecom Services Index††	–1.91%	8.75%	5.28%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2014 are 1.67%, 2.67%, 2.51% and 1.28% for Class A, Class B, Class C and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended December 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index that tracks the performance of stocks in select developed markets around the world, including the U.S.

†† MSCI World Telecom Services Index is an unmanaged index that tracks telecom securities from around the world. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.
	Class A	Class B	Class C	Institutional Class
Net Asset Value
12/31/14	$23.89	$22.02	$21.94	$24.39
12/31/13	$24.50	$22.60	$22.51	$25.01
Distribution Information as of 12/31/14
Income Dividends, Twelve Months	$.44	$.25	$.25	$.51

Investment Portfolio as of December 31, 2014
	Shares	Value ($)

Common Stocks 94.4%
Communications Equipment 3.9%
Cisco Systems, Inc.	60,000	1,668,900
QUALCOMM, Inc.	40,000	2,973,200
		4,642,100
Media 13.8%
Comcast Corp. "A"	160,000	9,281,600
DIRECTV*	15,000	1,300,500
Liberty Global PLC "A"*	40,000	2,008,200
Time Warner Cable, Inc.	25,000	3,801,500
		16,391,800
National Carriers 52.7%
AT&T, Inc.	432,000	14,510,880
BCE, Inc.	30,000	1,375,796
BT Group PLC	1,000,000	6,207,564
CenturyLink, Inc.	70,000	2,770,600
Deutsche Telekom AG (Registered)	370,000	5,930,461
Koninklijke (Royal) KPN NV	180,000	567,501
Orange SA	200,000	3,401,255
Singapore Telecommunications Ltd.	700,000	2,053,287
Swisscom AG (Registered)	5,500	2,888,055
TDC AS	150,000	1,143,097
Telecom Italia SpA (RSP)	300,000	250,751
Telefonica SA	370,000	5,292,467
Telenor ASA	50,000	1,008,168
TELUS Corp.	30,000	1,081,684
Verizon Communications, Inc.	297,000	13,893,660
		62,375,226
Real Estate Investment Trust 2.7%
Crown Castle International Corp. (REIT)	40,000	3,148,000
Semiconductors 2.0%
ARM Holdings PLC	150,000	2,309,740
Software 1.3%
Check Point Software Technologies Ltd.*	20,000	1,571,400
Technology Hardware, Storage & Peripherals 3.3%
Apple, Inc.	35,000	3,863,300
Wireless Services 14.7%
Millicom International Cellular SA (SDR)	5,000	371,854
SBA Communications Corp. "A"*	30,000	3,322,800
SOFTBANK Corp.	70,000	4,165,857
Sprint Corp.* (a)	150,000	622,500
T-Mobile U.S., Inc.*	15,000	404,100
Vodafone Group PLC	2,500,000	8,566,153
		17,453,264
Total Common Stocks (Cost $95,161,859)		111,754,830

Securities Lending Collateral 0.5%
Daily Assets Fund Institutional, 0.10% (b) (c) (Cost $637,147)	637,147	637,147

Cash Equivalents 4.5%
Central Cash Management Fund, 0.06% (b) (Cost $5,356,061)	5,356,061	5,356,061

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $101,155,067)†	99.4	117,748,038
Other Assets and Liabilities, Net	0.6	708,961
Net Assets	100.0	118,456,999

* Non-income producing security.

† The cost for federal income tax purposes was $101,175,387. At December 31, 2014, net unrealized appreciation for all securities based on tax cost was $16,572,651. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $18,822,406 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,249,755.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2014 amounted to $622,156, which is 0.5% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

REIT: Real Estate Investment Trust

RSP: Risparmio (Convertible Savings Shares)

SDR: Swedish Depositary Receipt

At December 31, 2014, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
NASDAQ E-Mini 100 Index	USD	3/20/2015	20	1,693,100	29,269
S&P 500 E-Mini Index	USD	3/20/2015	20	2,052,400	44,031
Total unrealized appreciation					73,300

Currency Abbreviation
USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2014 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Communications Equipment	$4,642,100	$—	$—	$4,642,100
Media	16,391,800	—	—	16,391,800
National Carriers	33,632,620	28,742,606	—	62,375,226
Real Estate Investment Trusts	3,148,000	—	—	3,148,000
Semiconductors	—	2,309,740	—	2,309,740
Software	1,571,400	—	—	1,571,400
Technology Hardware, Storage & Peripherals	3,863,300	—	—	3,863,300
Wireless Services	4,349,400	13,103,864	—	17,453,264
Other Receivable**	—	—	1,319,330	1,319,330
Short-Term Investments (d)	5,993,208	—	—	5,993,208
Derivatives (e) Futures Contracts	73,300	—	—	73,300
Total	$73,665,128	$44,156,210	$1,319,330	$119,140,668

There have been no transfers between fair value measurement levels during the year ended December 31, 2014.

(d) See Investment Portfolio for additional detailed categorizations.

(e) Derivatives include unrealized appreciation (depreciation) on futures contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 other receivable, for which significant unobservable inputs were used in determining value:
Other Receivable**
Balance as of December 31, 2013	$1,319,330
Realized gains (loss)	—
Change in unrealized appreciation (depreciation)	—
Amortization of premium/accretion of discount	—
Purchases	—
(Sales)	—
Transfers into Level 3	—
Transfers (out) of Level 3	—
Balance as of December 31, 2014	$1,319,330
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2014	$—

Transfers between price levels are recognized at the beginning of the reporting period.
Quantitative Disclosure About Significant Unobservable Inputs
Asset Class	Fair Value at 12/31/14	Valuation Technique(s)	Unobservable Input
Other Receivable**	$1,319,330	Estimated Recovery value based on Bankruptcy Trustee Document	Recovery Value — 11.5%
			Discount for Lack of Marketability — 10%

** Other receivable represents the fair value of the pending sale of participatory notes for which Lehman Brothers is the counterparty. The Fund is in the process of claiming Lehman Brothers.

Qualitative Disclosure About Unobservable Inputs

Significant unobservable inputs developed by the Pricing Committee and used in the fair value measurement of the Fund's holdings in other receivables are the estimated recovery value based on the Lehman Bankruptcy Trustee document with a discount for lack of marketability. A significant change in the estimate of the Fund's recovery could have a material change on the fair value measurement.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2014
Assets
Investments: Investments in non-affiliated securities, at value (cost $95,161,859) — including $622,156 of securities loaned	$111,754,830
Investment in Daily Assets Fund Institutional (cost $637,147)*	637,147
Investment in Central Cash Management Fund (cost $5,356,061)	5,356,061
Total investments in securities, at value (cost $101,155,067)	117,748,038
Foreign currency, at value (cost $42,646)	41,094
Deposit with broker for futures contracts	164,000
Receivable for Fund shares sold	1,557
Dividends receivable	259,327
Interest receivable	7,762
Foreign taxes recoverable	74,444
Other receivable**	1,319,330
Other assets	19,211
Total assets	119,634,763
Liabilities
Payable upon return of securities loaned	637,147
Payable for Fund shares redeemed	190,195
Payable for variation margin on futures contracts	44,300
Accrued management fee	99,619
Accrued Trustees' fees	1,836
Other accrued expenses and payables	204,667
Total liabilities	1,177,764
Net assets, at value	$118,456,999

* Represents collateral on securities loaned.

** Other receivable represents the fair value of the pending sale of participatory notes for which Lehman Brothers is the counterparty. The Fund is in the process of claiming Lehman Brothers.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of December 31, 2014 (continued)
Net Assets Consist of
Undistributed net investment income	303,528
Net unrealized appreciation (depreciation) on: Investments	16,592,971
Other receivable	(11,427,822)
Futures	73,300
Foreign currency	(12,257)
Accumulated net realized gain (loss)	(21,574,201)
Paid-in capital	134,501,480
Net assets, at value	$118,456,999
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($112,003,313 ÷ 4,688,842 shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$23.89
Maximum offering price per share (100 ÷ 94.25 of $23.89)	$25.35
Class B Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($156,330 ÷ 7,098 shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$22.02
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($5,513,506 ÷ 251,283 shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$21.94
Institutional Class Net Asset Value, offering and redemption price(a) per share ($783,850 ÷ 32,144 shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$24.39

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2014
Investment Income
Income: Dividends (net of foreign taxes withheld of $120,242)	$4,096,589
Income distributions — Central Cash Management Fund	4,335
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	44,214
Total income	4,145,138
Expenses: Management fee	1,255,425
Administration fee	128,381
Services to shareholders	194,074
Distribution and service fees	338,066
Custodian fee	10,889
Professional fees	105,766
Reports to shareholders	45,628
Registration fees	55,902
Trustees' fees and expenses	7,636
Other	22,665
Total expenses before expense reductions	2,164,432
Expense reductions	(36,214)
Total expenses after expense reductions	2,128,218
Net investment income (loss)	2,016,920
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	5,343,277
Futures	1,525,229
Foreign currency	(7,990)
6,860,516
Change in net unrealized appreciation (depreciation) on: Investments	(9,904,016)
Futures	(263,020)
Foreign currency	(23,818)
(10,190,854)
Net gain (loss)	(3,330,338)
Net increase (decrease) in net assets resulting from operations	$(1,313,418)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2014	2013
Operations: Net investment income (loss)	$2,016,920	$1,806,726
Net realized gain (loss)	6,860,516	5,943,931
Change in net unrealized appreciation (depreciation)	(10,190,854)	27,212,674
Net increase (decrease) in net assets resulting from operations	(1,313,418)	34,963,331
Distributions to shareholders from: Net investment income: Class A	(2,105,844)	(1,278,085)
Class B	(2,265)	(840)
Class C	(59,943)	(13,665)
Institutional Class	(14,848)	(36,191)
Total distributions	(2,182,900)	(1,328,781)
Fund share transactions: Proceeds from shares sold	12,935,855	47,855,173
Reinvestment of distributions	1,987,732	1,207,643
Payments for shares redeemed	(34,164,131)	(53,370,314)
Redemption fees	3,347	2,913
Net increase (decrease) in net assets from Fund share transactions	(19,237,197)	(4,304,585)
Increase (decrease) in net assets	(22,733,515)	29,329,965
Net assets at beginning of period	141,190,514	111,860,549
Net assets at end of period (including undistributed net investment income of $303,528 and $477,498, respectively)	$118,456,999	$141,190,514

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
Class A	2014	2013	2012	2011		2010
Selected Per Share Data
Net asset value, beginning of period	$24.50	$18.90	$16.51	$17.37		$14.37
Income (loss) from investment operations: Net investment income (loss)a	.39	.31	.32	.59	e	.12
Net realized and unrealized gain (loss)	(.56)	5.53	2.49	(.88)		3.01
Total from investment operations	(.17)	5.84	2.81	(.29)		3.13
Less distributions from: Net investment income	(.44)	(.24)	(.42)	(.57)		(.18)
Increase from regulatory settlements	—	—	—	—		.05	d
Redemption fees	.00 *	.00 *	.00 *	.00	*	.00	*
Net asset value, end of period	$23.89	$24.50	$18.90	$16.51		$17.37
Total Return (%)b,c	(.69)	30.93	17.10	(1.62)		22.34	d
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	112	135	107	105		124
Ratio of expenses before expense reductions (%)	1.65	1.67	1.72	1.78		1.83
Ratio of expenses after expense reductions (%)	1.63	1.64	1.63	1.66		1.74
Ratio of net investment income (loss) (%)	1.60	1.43	1.76	3.33	e	.77
Portfolio turnover rate (%)	35	23	73	74		168
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Includes a non-recurring payment from the Advisor, which amounted to $0.029 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.020 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.34% lower.
e Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.13 per share and 0.75% of average daily net assets, respectively.
* Amount is less than $.005.

	Years Ended December 31,
Class B	2014	2013	2012	2011		2010
Selected Per Share Data
Net asset value, beginning of period	$22.60	$17.43	$15.23	$16.02		$13.25
Income (loss) from investment operations: Net investment income (loss)a	.20	.13	.17	.43	e	.00	*
Net realized and unrealized gain (loss)	(.53)	5.10	2.28	(.81)		2.77
Total from investment operations	(.33)	5.23	2.45	(.38)		2.77
Less distributions from: Net investment income	(.25)	(.06)	(.25)	(.41)		(.05)
Increase from regulatory settlements	—	—	—	—		.05	d
Redemption fees	.00 *	.00 *	.00 *	.00	*	.00	*
Net asset value, end of period	$22.02	$22.60	$17.43	$15.23		$16.02
Total Return (%)b,c	(1.47)	30.00	16.10	(2.30)		21.46	d
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.2	.3	.4	1		1
Ratio of expenses before expense reductions (%)	2.65	2.67	2.75	2.76		2.80
Ratio of expenses after expense reductions (%)	2.38	2.39	2.38	2.41		2.49
Ratio of net investment income (loss) (%)	.88	.67	1.00	2.59	e	.01
Portfolio turnover rate (%)	35	23	73	74		168
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Includes a non-recurring payment from the Advisor, which amounted to $0.026 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.022 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.34% lower.
e Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.12 per share and 0.71% of average daily net assets, respectively.
* Amount is less than $.005.

	Years Ended December 31,
Class C	2014	2013	2012	2011		2010
Selected Per Share Data
Net asset value, beginning of period	$22.51	$17.36	$15.17	$15.96		$13.20
Income (loss) from investment operations: Net investment income (loss)a	.19	.13	.17	.42	e	.00	*
Net realized and unrealized gain (loss)	(.51)	5.08	2.27	(.81)		2.76
Total from investment operations	(.32)	5.21	2.44	(.39)		2.76
Less distributions from: Net investment income	(.25)	(.06)	(.25)	(.40)		(.05)
Increase from regulatory settlements	—	—	—	—		.05	d
Redemption fees	.00 *	.00 *	.00 *	.00	*	.00	*
Net asset value, end of period	$21.94	$22.51	$17.36	$15.17		$15.96
Total Return (%)b,c	(1.44)	30.00	16.17	(2.38)		21.47	d
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	5	4	4		5
Ratio of expenses before expense reductions (%)	2.47	2.51	2.57	2.63		2.72
Ratio of expenses after expense reductions (%)	2.38	2.39	2.38	2.41		2.49
Ratio of net investment income (loss) (%)	.85	.67	1.02	2.61	e	.01
Portfolio turnover rate (%)	35	23	73	74		168
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Includes a non-recurring payment from the Advisor, which amounted to $0.027 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.021 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.34% lower.
e Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.12 per share and 0.74% of average daily net assets, respectively.
* Amount is less than $.005.

	Years Ended December 31,
Institutional Class	2014		2013	2012	2011		2010
Selected Per Share Data
Net asset value, beginning of period	$25.01		$19.28	$16.83	$17.75		$14.69
Income (loss) from investment operations: Net investment income (loss)a	.43		.38	.37	.83	d	.18
Net realized and unrealized gain (loss)	(.54)		5.66	2.54	(1.12)		3.07
Total from investment operations	(.11)		6.04	2.91	(.29)		3.25
Less distributions from: Net investment income	(.51)		(.31)	(.46)	(.63)		(.25)
Increase from regulatory settlements	—		—	—	—		.06	c
Redemption fees	.00	*	.00 *	.00 *	.00	*	.00	*
Net asset value, end of period	$24.39		$25.01	$19.28	$16.83		$17.75
Total Return (%)	(.44	)b	31.36	17.30	(1.50)		22.81	b,c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1		.4	.3	.3		1
Ratio of expenses before expense reductions (%)	1.41		1.28	1.40	1.40		1.37
Ratio of expenses after expense reductions (%)	1.36		1.28	1.40	1.40		1.37
Ratio of net investment income (loss) (%)	1.75		1.63	1.99	4.47	d	1.13
Portfolio turnover rate (%)	35		23	73	74		168
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes a non-recurring payment from the Advisor, which amounted to $0.029 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.027 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.34% lower.
d Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.15 per share and 0.80% of average daily net assets, respectively.
* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Communications Fund (formerly DWS Communications Fund) (the "Fund") is a non-diversified series of Deutsche Securities Trust (formerly DWS Securities Trust) (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1 securities. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with each Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2014, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2014, the Fund had a net tax basis capital loss carryforward of approximately $21,480,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2017, the expiration date, whichever occurs first.

In addition, from November 1, 2014 through December 31, 2014, the Fund elects to defer qualified late year losses of $358 of net short-term realized capital losses and treat them as arising in the fiscal year ending December 31, 2015.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2014 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2014, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:
Undistributed ordinary income*	$303,528
Capital loss carryforwards	$(21,480,000)
Unrealized appreciation (depreciation) on investments	$16,572,651

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2014	2013
Distributions from ordinary income*	$2,182,900	$1,328,781

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2014, the Fund entered into futures contracts as a means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the changes in the value of the underlying hedged security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of December 31, 2014, is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2014, the Fund invested in futures contracts purchased with a total notional value generally indicative of a range from approximately $3,746,000 to $10,538,000.

The following table summarizes the value of the Fund's derivative instruments held as of December 31, 2014 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivative	Futures Contracts
Equity Contracts (a)	$73,300
The above derivative is located in the following Statement of Assets and Liabilities account:
(a) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2014 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$1,525,229
The above derivative is located in the following Statement of Operations account: (a) Net realized gain (loss) from futures

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$(263,020)
The above derivative is located in the following Statement of Operations account: (a) Change in net unrealized appreciation (depreciation) on futures

C. Purchases and Sales of Securities

During the year ended December 31, 2014, purchases and sales of investment securities (excluding short-term contracts) aggregated $41,919,242 and $52,478,108, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $100 million of the Fund's average daily net assets	1.00%
Next $100 million of such net assets	.90%
Next $100 million of such net assets	.85%
Next $200 million of such net assets	.80%
Next $500 million of such net assets	.73%
Next $500 million of such net assets	.68%
Over $1.5 billion of such net assets	.65%

Accordingly, for the year ended December 31, 2014, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.98% of the Fund's average daily net assets.

For the period from January 1, 2014 through September 30, 2014, the Advisor had contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.63%
Class B	2.38%
Class C	2.38%
Institutional Class	1.38%

Effective October 1, 2014 through September 30, 2015, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.61%
Class B	2.36%
Class C	2.36%
Institutional Class	1.36%

For the year ended December 31, 2014, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$30,091
Class B	662
Class C	5,188
Institutional Class	273
$36,214

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2014, the Administration Fee was $128,381, of which $10,276 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee they receive from the Fund. For the year ended December 31, 2014, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at December 31, 2014
Class A	$75,116	$12,091
Class B	884	133
Class C	4,353	723
Institutional Class	161	25
	$80,514	$12,972

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DeAWM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of the Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended December 31, 2014, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at December 31, 2014
Class B	$1,795	$102
Class C	41,328	3,474
	$43,123	$3,576

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended December 31, 2014, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at December 31, 2014	Annual Rate
Class A	$280,969	$55,030	.23%
Class B	544	136	.23%
Class C	13,430	2,354	.24%
	$294,943	$57,520

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended December 31, 2014 aggregated $3,503.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended December 31, 2014, the CDSC for Class B and C shares aggregated $53 and $138, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended December 31, 2014, DDI received $1,106 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2014, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $17,238, of which $7,289 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2014, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $3,861.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2014.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	476,121	$11,583,194	2,070,507	$44,513,219
Class C	38,938	864,373	40,731	802,750
Institutional Class	19,939	488,288	104,786	2,539,204
		$12,935,855		$47,855,173
Shares issued to shareholders in reinvestment of distributions
Class A	80,240	$1,921,509	48,846	$1,160,590
Class B	103	2,265	38	831
Class C	2,242	49,133	505	11,024
Institutional Class	604	14,825	1,452	35,198
		$1,987,732		$1,207,643
Shares redeemed
Class A	(1,377,867)	$(33,180,883)	(2,271,636)	$(49,863,566)
Class B	(7,942)	(173,508)	(7,167)	(137,017)
Class C	(33,211)	(736,254)	(37,688)	(752,981)
Institutional Class	(2,949)	(73,486)	(107,686)	(2,616,750)
		$(34,164,131)		$(53,370,314)
Redemption fees		$3,347		$2,913
Net increase (decrease)
Class A	(821,506)	$(19,672,833)	(152,283)	$(4,186,844)
Class B	(7,839)	(171,243)	(7,129)	(136,186)
Class C	7,969	177,252	3,548	60,793
Institutional Class	17,594	429,627	(1,448)	(42,348)
		$(19,237,197)		$(4,304,585)

Report of Independent Registered Public Accounting Firm

To the Trustees of Deutsche Securities Trust and Shareholders of Deutsche Communications Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Deutsche Communications Fund (formerly DWS Communications Fund) (the "Fund") at December 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts February 25, 2015	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2014 to December 31, 2014).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B and C shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B and C shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2014 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 7/1/14	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/14	$984.20	$980.40	$980.30	$985.70
Expenses Paid per $1,000*	$8.10	$11.83	$11.83	$6.76
Hypothetical 5% Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 7/1/14	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/14	$1,017.04	$1,013.26	$1,013.26	$1,018.40
Expenses Paid per $1,000*	$8.24	$12.03	$12.03	$6.87

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Institutional Class
Deutsche Communications Fund	1.62%	2.37%	2.37%	1.35%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

For corporate shareholders, 89% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended December, 31 2014, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates approximately $3,333,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Communications Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2014.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2014, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

In 2012, DB combined its Asset Management (of which DIMA was a part) and Wealth Management divisions into a new Asset and Wealth Management ("AWM") division. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that DB will continue to invest in AWM a significant portion of the savings it has realized by combining its Asset and Wealth Management divisions, including ongoing enhancements to AWM’s investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including a market index and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2013, the Fund’s performance (Class A shares) was in the 2nd quartile, 2nd quartile and 1st quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three- and five-year periods and has underperformed its benchmark in the one-year period ended December 31, 2013.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013).The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2013, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund’s total (net) operating expenses would remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable funds, noting that DIMA indicated that it does not provide services to any other comparable funds.

The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts and funds offered primarily to European investors ("Deutsche Europe funds") managed by DIMA and its affiliates. The Board noted that DIMA indicated that it manages a Deutsche Europe fund comparable to the Fund, but does not manage any comparable institutional accounts. The Board took note of the differences in services provided to Deutsche U.S. mutual funds ("Deutsche Funds") as compared to Deutsche Europe funds and that such differences made comparison difficult.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009–present; Clinical Professor from 1997–September 2009); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	105	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	105	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	105	Portland General Electric2 (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: Belo Corporation2 (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	105	Lead Director, Becton Dickinson and Company2 (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		105	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	105	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	105	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	105	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care2 (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	105	Director, Becton Dickinson and Company2 (medical technology company) (2012– present); Director, BioTelemetry Inc.2 (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	105	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	105	—
Robert H. Wadsworth* (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	105	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder8 (1972) President and Chief Executive Officer, 2013–present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)

John Millette7 (1962) Vice President and Secretary, 1999–present	Director,3 Deutsche Asset & Wealth Management
Melinda Morrow6 (1970) Vice President, 2012–present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Robert Kloby6 (1962) Chief Compliance Officer, 2006–present	Managing Director,3 Deutsche Asset & Wealth Management
Wayne Salit6 (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,3 Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan7 (1974) Assistant Secretary, 2013–present	Director,3 Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

* Robert H. Wadsworth retired from the Board effective December 31, 2014.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, B and C also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
deutschefunds.com
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	TISHX	FTEBX	FTICX	FLICX
CUSIP Number	25159L 729	25159L 711	25159L 695	25159L 687
Fund Number	432	632	732	532

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Notes

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Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

DCF-2
(R-025780-4 2/15)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DEUTSCHE COMMUNICATIONS FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2014	$53,637	$0	$0	$1,500
2013	$51,474	$0	$0	$1,500

“All Other Fees Billed to the Fund” were billed for services associated with foreign tax filings.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2014	$0	$63,439	$0
2013	$0	$66,535	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2014	$1,500	$63,439	$0	$64,939
2013	$1,500	$66,535	$0	$68,035

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Communications Fund, a series of Deutsche Securities Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	February 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	February 27, 2015

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	February 27, 2015